UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
__________________________________

FORM 8-K/A
_________________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 27, 2010
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CFS BANCORP, INC.
(Exact name of registrant as specified in its charter)
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Indiana	000-24611	35-2042093
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

707 Ridge Road, Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (219) 836-5500

______________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Form 8-K/A is filed as an amendment (“Amendment No. 2”) to the Current Report on Form 8-K filed by CFS Bancorp, Inc. (the “Company”) with the Securities and Exchange Commission on May 3, 2010 and amended pursuant to a Form 8-K/A filed with the Commission on May 5, 2010.  Amendment No. 2 is being filed to amend only Item 5.07 to include the final voting results received from the Inspector of Election for the Company’s annual meeting of shareholders held on April 27, 2010.

Item 5.07                      Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on April 27, 2010 (the “Annual Meeting”).  The final voting results, as received on May 7, 2010 from the Inspector of Election for the Annual Meeting, relating to the matters voted on at the Annual Meeting are as follows:

1.  The election of a class of two directors to serve for a three-year term expiring in 2013 and until their successors are elected and qualified.

				BROKER
NAME	FOR	WITHHELD	ABSTAIN	NON-VOTES
Thomas F. Prisby	8,434,779	93,901	33,037	-0-
John W. Palmer	4,669,090	160,586	1,433	-0-
Frank D. Lester	3,600,651	98,623	31,334	-0-

2.  The appointment of BKD, LLP as the independent registered public accounting firm for the Company for the year ending December 31, 2010.

FOR	AGAINST	ABSTAIN
8,356,618	114,505	90,594

The final voting results were consistent with the preliminary voting results disclosed by the Company in its Form 8-K/A filed with the Commission on May 5, 2010.

Attached is the Company’s press release dated May 7, 2010 announcing the reelection of Thomas F. Prisby and the election of John W. Palmer to its Board of Directors.

Item 9.01                      Financial Statements and Exhibits

(a)         Not applicable.
(b)         Not applicable.
(c)         Not applicable.
(d)         Exhibits

The following exhibit is filed herewith.

Exhibit Number                        Description
        99.1                                 Press Release dated May 7, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 7, 2010

CFS BANCORP, INC.

By:  /s/ Joyce M. Fabisiak
           Joyce M. Fabisiak
     Vice President

EXHIBIT INDEX

Exhibit
Number	Description
99.1	Press Release dated May 7, 2010